UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, StateD.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                OCTOBER 10, 2006


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                               placeStateDELAWARE
                 (State of Other Jurisdiction of Incorporation

                0-13368                               37-1103704
        (Commission File Number)          (IRS Employer Identification No.)


              1515 CHARLESTON AVENUE
                    MATTOON,IL                        61938
      (Address of Principal Executive Offices)      (Zip Code)

                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written  communications  pursuant  to Rule 425 under the  Securities  Act
     (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.   Departure of Principal Officer.

On October 10, 2006, Mr. Robert J. Swift, Jr. notified First Mid-Illinois Bancshares, Inc. ("the Company"), that he intends to resign from his position as Vice-President of Trust and Financial Services of the Company effective December 15, 2006. Mr. Swift will also resign his position as Executive Vice-President of the Company's subsidiary, First Mid-Illinois Bank & Trust, N.A., effective December 15, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    FIRST MID-ILLINOIS BANCSHARES, INC.



Dated:  October 11,  2006           /s/ William S. Rowland

                                    William S. Rowland
                                    President and Chief Executive Officer